Exhibit 10.10

                             COMPENSATION AGREEMENT

     This Compensation Agreement is dated as of October 1, 2004 among Calypso Wireless, Inc. a Delaware Corporation (the "Company") and Sichenzia Ross Friedman Ference LLP ("Consultant").

     WHEREAS, the Consultant has provided and will continue to provide the Company legal services in connection with its business; and

     WHEREAS, the Company wishes to compensate the Consultant with shares of its common stock for such services rendered;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1. The Company will issue 50,000 shares of the Company's common stock, $.001 par value per share, to such members or employees of the Consultant, as the Consultant shall designate.

2. The above compensation shall be registered using a Form S-8. The Company shall file such Form S-8 with the Securities and Exchange Commission within 30 days of the execution of this agreement.

     IN WITNESS WHEREOF, this Compensation Agreement has been executed by the Parties as of the date first written above.


                                            CALYPSO WIRELESS, INC.


                                            By:  /s/ Ricardo Alvarez
                                                 -------------------
                                            Name:    Ricardo Alvarez



                                            SICHENZIA ROSS FRIEDMAN FERENCE LLP


                                            By:  /s/ Richard Friedman
                                                 ---------------------
                                            Name:    Richard Friedman, Esq.